Annual
Report

Media &
Telecommunications
Fund

December 31, 1999

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Media & Telecommunications Fund

o Stocks recorded their fifth consecutive year of stellar gains, and media and telecommunications stocks participated in the powerful advance for technology.

o The fund posted extraordinary results for 6- and 12-month periods ended December 31, 1999, nearly doubling in value over the year.

o Heated mergers and acquisitions continued apace with several holdings involved in deals.

o Industry allocations changed slightly as powerful performance drove up our technology component.

o A repeat of 1999's gains is unlikely in 2000, but we are optimistic about the fund's long-term potential.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The U.S. stock market recorded its fifth consecutive year of substantial gains, with the major indices closing at record levels. Consumed by Internet mania and an insatiable appetite for technology stocks, investors drove the technology-heavy Nasdaq Composite to an astonishing 85.6% gain for the year. Media stocks and your fund benefited and provided excellent results for the past six months and year.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/99                          6 Months            12 Months
--------------------------------------------------------------------------------

Media & Telecommunications
Fund                                               48.64%               93.09%

S&P 500                                             7.71                21.04

Lipper Science & Technology
Funds Average                                      73.24               134.77

     Fund returns far exceeded those of the unmanaged Standard & Poor's 500 Stock Index during the 6- and 12-month periods ended December 31, 1999, but trailed the returns of the Lipper Science & Technology Funds Average in both periods. As discussed in past reports, Lipper has placed the fund in the technology category even though technology stocks ordinarily represent a quarter or less of fund assets. As a result, our performance often varies from the Lipper average. This was the case in 1997 when technology stocks lagged significantly and fund results far surpassed the Lipper average, and it was true last year when the fund trailed the broader average.

CAPITAL GAIN DISTRIBUTION

     Your fund's Board of Directors declared a total capital gain of $3.22 per share for 1999, of which $2.24 was long term and $0.98 was short term. The distribution was paid on December 16, 1999, to shareholders of record on December 14. Your check or statement confirming the distribution was mailed in early January, and Form 1099-DIV, with complete tax information, was mailed toward month-end.

MARKET ENVIRONMENT

     The amount of capital raised last year in initial public offerings hit a record $69 billion, far surpassing the $37 billion raised in 1998 and the previous record of $50 billion set in 1996. Merger and acquisition activity climbed 7% to $1.75 trillion in the U.S. and doubled in Europe to $1.23 trillion. However, in sharp contrast to the powerful equities market, bonds experienced their worst year since 1994 with the bellwether 30-year Treasury falling substantially in price. Factors behind the poor fixed income market performance include inflation fears related to the strong U.S. economy, competition for capital from the surging equity markets, and some early concerns about Year 2000-related disruptions that never materialized.

     Media and telecommunications stocks were nothing short of explosive in 1999, particularly during the second half. After shunning them in August, investors returned in droves to the media, telecommunications, and technology sectors. Internet initial public offerings captured headlines with their eye-popping returns and astronomical valuations. Heated merger and acquisition activity also played a significant role. Viacom and CBS announced a $39 billion merger in September, which was followed by the $114 billion marriage between MCI WorldCom and Sprint. These unions were topped by Vodafone's $125 billion offer for Mannesmann in November. While the specific factors behind these transactions vary, they all share the central theme of enabling the participants to prosper in a world where scale and brand name are keys to success. We exited 1999 on a cautious note. Valuations are at extreme levels in key growth areas such as technology and telecommunications. Internet euphoria may be exhilarating because of the stocks' stellar returns, but it is also disconcerting considering the sector's unrealistic stock valuations.

STRATEGY REVIEW

     The fund's sector allocations changed moderately in the second half. The percentage of assets in the content sector fell from 26% at the end of June to 21% at the end of December; distribution stocks decreased from 44% to 40%; technology rose from 18% to 26%; and international holdings were stable at 6%.

     The decline in the content weighting was largely due to the segment's performance relative to other sectors, as our media and entertainment holdings were largely unchanged. During the summer swoon in Internet stocks, we initiated a position in Yahoo!, the leading nonsubscription Internet portal. We also added to SFX Entertainment, a leading provider of entertainment such as concerts, off-Broadway theatricals, and motor sports. Major contributors in the sector included Yahoo! and AT&T Liberty Group Media. Among the portfolio's laggards were Premier Parks and SFX Entertainment.

Sector Diversification
--------------------------------------------------------------------------------

Content                             21

Distribution                        40

Technology                          26

International                        6

Other and Reserves                   7

Based on net assets as of 12/31/99.

     Although distribution holdings fell, we continued to increase exposure to the growth available through data communications and the deployment of broadband communications. New positions in this area include Allegiance Telecom and McLeodUSA, two competitive telecommunications carriers, and Digex, a provider of Web hosting services. Mergers and acquisitions continued apace in broadcasting with the completion of the acquisition of Outdoor Systems by Infinity Broadcasting and the proposed acquisition of AMFM by Clear Channel Communications. Major contributors to performance in this segment included cellular services provider Omnipoint, which agreed to be acquired by VoiceStream; satellite television services provider Pegasus Communications; and Sprint, which agreed to merge with MCI WorldCom.

     The fund's allotment to technology went up because of the sector's outstanding performance, and also because of some additional purchases. They included semiconductor manufacturers Analog Devices and Texas Instruments; networking equipment vendors Nortel Networks and 3Com; and VERITAS Software, a provider of data management software, which made a significant contribution to fund results, as did software vendor Oracle.

INVESTMENT OUTLOOK

     Given the stunning returns of the past 12 months, we are cautious about prospects for media and telecommunications stocks in 2000. Trees don't grow to the sky, and the ground under the Internet world is far from settled. Electronic commerce, interactive television, and the formation of broadband communications networks are still in their infancy, but investors have been anointing winners with little financial justification. In pursuing our investment objectives, we will continue to look for companies that are best positioned to benefit from growth in the media and telecommunications sectors, and we will also attempt to take advantage of corrections to accumulate potentially rewarding stocks with appealing valuations. While the returns generated in 1999 are not likely to be repeated, we remain optimistic about the long-term prospects for the fund. We appreciate your continuing support and your confidence in T. Rowe Price.

     Respectfully submitted,

     James S. Riepe
     Chairman of the Board of the Media & Telecommunications Fund

     Robert N. Gensler
     Chairman of the Investment Advisory Committee

     January 21, 2000

--------------------------------------------------------------------------------
Robert N. Gensler was named the new Chairman of the fund's Investment Advisory Committee and assumed day-to-day responsibility for managing the fund. He replaced Brian D. Stansky, who stepped down as Chairman of the fund's
Investment Advisory Committee effective January 14, 2000, to pursue interests outside of T. Rowe Price. We wish Mr. Stansky well in his new endeavors. Mr. Gensler joined T. Rowe Price in 1993 as an investment analyst with the Equity Research Division, focusing on the media and telecommunications industries. Previously, Rob was a specialty situation analyst in Salomon Brothers' risk arbitrage department. He has an MBA from Stanford, a B.S. in economics from the University of Pennsylvania's Wharton School, and studied at the London School of Economics. Mr. Gensler has been a member of the fund's Investment Advisory Committee working closely with Mr. Stansky.

This updates the Media & Telecommunication Fund's prospectus dated May 1, 1999.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                   12/31/99
--------------------------------------------------------------------------------

Yahoo!                                                 3.5%
AT&T Liberty Group Media                               3.4
Sprint/Sprint PCS                                      3.2
Microsoft                                              3.0
AMFM                                                   2.7
--------------------------------------------------------------------------------

Omnipoint                                              2.6
Oracle                                                 2.4
SFX Entertainment                                      2.1
Pegasus Communications                                 2.1
Cisco Systems                                          2.0
--------------------------------------------------------------------------------

Dell Computer                                          1.9
NTL                                                    1.8
CBS                                                    1.7
Cox Communications                                     1.7
Nokia                                                  1.6
--------------------------------------------------------------------------------

BMC Software                                           1.6
PanAmSat                                               1.6
McLeod USA                                             1.6
Crown Castle International                             1.5
Solectron                                              1.5
--------------------------------------------------------------------------------

3Com                                                   1.5
Global Crossing Limited                                1.5
Lamar Advertising                                      1.5
Disney                                                 1.4
Comcast                                                1.4
--------------------------------------------------------------------------------

Total                                                 50.8%

Note: Table excludes reserves.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

     6 Months Ended 12/31/99

     Ten Best Contributors
     ---------------------------------------------------------------------------

     Omnipoint                                        109(cents)

     Yahoo! *                                          95

     Oracle                                            75

     Pegasus Communications                            62

     Sprint                                            51

     AT&T Liberty Group Media                          48

     AMFM                                              41

     Nokia                                             39

     VERITAS Software *                                37

     McLeod USA *                                      36
     ---------------------------------------------------------------------------
     Total                                            593(cents)


     Ten Worst Contributors
     ---------------------------------------------------------------------------

     Premier Parks                                    -11(cents)

     Amazon.com ***                                     8

     Penton Media **                                    7

     SFX Entertainment                                  6

     MCI WorldCom                                       6

     SBC Communications                                 6

     MediaOne Group                                     5

     Fox Entertainment Group                            5

     Time Warner                                        4

     GTE                                                4
     ---------------------------------------------------------------------------
     Total                                            -62(cents)


     12 Months Ended 12/31/99

     Ten Best Contributors
     ---------------------------------------------------------------------------

     Omnipoint *                                      127(cents)

     Yahoo! *                                          95

     Pegasus Communications                            89

     Sprint *                                          82

     AT&T Liberty Group Media                          79

     Oracle *                                          75

     Adobe Systems **                                  64

     Western Wireless                                  61

     Nokia                                             56

     AMFM                                              54
     ---------------------------------------------------------------------------
     Total                                            782(cents)


     Ten Worst Contributors
     ---------------------------------------------------------------------------

     Network Associates **                            -41(cents)

     Brightpoint **                                    19

     Sterling Commerce **                              13

     Amazon.com ***                                     8

     Electronic Arts                                    7

     Imax                                               6

     NEXTLINK Communications ***                        4

     SBC Communications                                 4

     Texas Instruments *                                3

     Fox Entertainment Group                            2
     ---------------------------------------------------------------------------
     Total                                            -107(cents)

       *  Position added
      **  Position eliminated
     ***  Position added and eliminated


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     MEDIA & TELECOMMUNICATIONS FUND
     ---------------------------------------------------------------------------
                                         Lipper
                                         Science &         Media &
                        S&P 500          Technology        Telecommunications
                        Stock Index      Funds Average     Fund

     10/13/93           10.000           10.000            10.000
     12/93              10.168           10.186             9.742
     12/94              10.302           11.695             9.654
     12/95              14.174           16.581            13.833
     12/96              17.428           19.651            14.079
     12/97              23.243           21.528            18.027
     12/98              29.882           32.374            24.362
     12/99              36.173           63.082            47.041


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
     Periods Ended 12/31/99   1 Year   3 Years   5 Years   Inception        Date
     ---------------------------------------------------------------------------

     Media &
     Telecommunications Fund  93.09%    49.50%    37.26%     28.29%    10/13/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/25/97 and operates under a different expense structure.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         12/31/99   12/31/98   12/31/97   12/31/96   12/31/95

NET ASSET VALUE
Beginning of period      $  22.54   $  17.40   $  15.22   $  17.99   $  13.44

Investment activities
  Net investment
  income (loss)             (0.05)     (0.07)     (0.01)     (0.11)     (0.04)
  Net realized and
  unrealized gain (loss)    20.72       6.07       4.22       0.36       5.79

  Total from
  investment activities     20.67       6.00       4.21       0.25       5.75

Distributions
  Net investment income      --         --         --         --        (0.07)
  Net realized gain         (3.22)     (0.86)     (2.05)     (3.09)     (1.13)

  Total distributions       (3.22)     (0.86)     (2.05)     (3.09)     (1.20)

Share repurchases            --         --         0.02       0.07       --

NET ASSET VALUE
End of Period            $  39.99   $  22.54   $  17.40   $  15.22   $  17.99
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return (diamond)@     93.09%     35.14%     28.05%      1.78%     43.29%

Ratio of total expenses
to average net assets        0.93%      1.03%      1.21%      1.22%      1.25%

Ratio of net investment
income (loss) to average
net assets                  (0.24)%    (0.38)%    (0.06)%    (0.55)%    (0.25)%

Portfolio turnover rate      57.6%      48.9%      38.6%     102.9%     118.9%

Net assets, end of period
(in thousands)           $930,147   $246,088   $133,913   $222,556   $268,782

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

@ Based on net asset value, for periods prior and subsequent to conversion to open-end status on 7/25/97.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
                                                           December 31, 1999

Portfolio of Investments                                 Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  93.4%

CONTENT  20.6%

America Online *                                        155,000   $   11,693

AT&T Liberty Group Media *                              550,000       31,212

Disney                                                  450,000       13,163

E-Stamp *+                                              242,482        3,219

First Data *                                            190,000        9,369

Fox Entertainment Group (Class A) *                     255,000        6,359

Gannett *                                               115,000        9,380

Knight-Ridder                                           100,000        5,950

News ADR                                                190,000        6,353

Omnicom *                                                65,000        6,500

Premier Parks *                                         215,000        6,208

SFX Entertainment (Class A) *                           550,000       19,903

Time Warner *                                           140,000       10,141

Tribune *                                               150,000        8,259

Wink Communications *                                    50,000        3,002

Yahoo! *                                                 75,000       32,454

Young & Rubicam *                                       125,000        8,844

Total Content                                                        192,009


DISTRIBUTION  39.3%

Allegiance Telecom *                                    115,000       10,566

AMFM *                                                  325,000       25,431

CBS *                                                   250,000       15,984

Clear Channel Communications *                          125,000       11,156

Comcast (Class A Special)                               250,000       12,633

Cox Communications (Class A) *                          300,000       15,450

Crown Castle International *                            446,500       14,316

Digex *                                                 130,000        8,905

Global Crossing Limited *                               275,000       13,741

GTE *                                                   135,000        9,526

Infinity Broadcasting (Class A) *                       326,500       11,815

Lamar Advertising *                                     225,000       13,605

MCI WorldCom *                                          187,500        9,943

McLeod USA *                                            250,000   $   14,703

MediaOne Group *                                        125,000        9,602

Omnipoint *                                             200,000       24,088

PanAmSat *                                              255,000       15,101

Pegasus Communications *                                200,000       19,375

Pinnacle Holdings *                                     276,000       11,799

PSINet *                                                200,000       12,369

Qwest Communications International *                    225,000        9,668

SBC Communications                                      200,000        9,750

Sprint *                                                250,000       16,828

Sprint PCS *                                            125,000       12,813

Time Warner Telecom (Class A)                           200,000        9,956

Tritel *                                                 63,000        1,996

Univision Communications *                               70,000        7,153

Western Wireless *                                      150,000       10,003

Young Broadcasting (Class A) *                          148,300        7,559

Total Distribution                                                   365,834


TECHNOLOGY  26.0%

3Com *                                                  300,000       14,091

Analog Devices *                                        125,000       11,625

BMC Software *                                          190,000       15,182

Cisco Systems *                                         175,000       18,741

Computer Associates *                                   150,000       10,491

Dell Computer *                                         350,000       17,839

Electronic Arts *                                       110,000        9,247

EMC *                                                   100,000       10,925

Intuit *                                                195,000       11,682

Lucent Technologies                                     125,000        9,352

Maxim Integrated Products *                             230,000       10,846

Microsoft *                                             240,000       28,013

Next Level Communications *                              21,000        1,574

Nortel Networks *                                        95,000        9,595

Oracle *                                                200,000       22,406

Solectron *                                             150,000       14,269

Synopsys *                                              100,000        6,659

Texas Instruments                                        85,000        8,234

VERITAS Software *                                       75,000   $   10,732

Total Technology                                                     241,503


INTERNATIONAL  6.2%

AT & T (Class B) *                                      275,000       11,052

Imax *                                                  150,000        4,111

KPNQwest *                                               35,000        2,236

Nokia ADR                                                80,000       15,200

NTL *                                                   135,000       16,824

Vodafone Airtouch ADR                                   163,300        8,083

Total International                                                   57,506

Miscellaneous Common Stocks  1.3%                                     12,318

Total Common Stocks (Cost  $497,784)                                 869,170

Short-Term Investments  10.4%

Money Market Funds  10.4%

Government Reserve
  Investment Fund, 4.80%  !                          96,260,910       96,261

Total Short-Term Investments (Cost  $96,261)                          96,261

Total Investments in Securities
103.8% of Net Assets (Cost $594,045)                              $  965,431

Other Assets Less Liabilities                                        (35,284)

NET ASSETS                                                        $  930,147
                                                                  ----------

  #  Seven-day yield
  !  Affiliated company
  + Securities contain some restrictions as to public resale-total of such securities at period-end amounts to 0.3% of net assets
  *  Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
                                                            December 31, 1999

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value
  Affiliated companies (cost $96,261)                              $  96,261
  Other companies (cost $497,784)                                    869,170

  Total investments in securities                                    965,431
Other assets                                                          10,073

Total assets                                                         975,504

Liabilities

Total liabilities                                                     45,357

NET ASSETS                                                        $  930,147
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                            $   13,699

Net unrealized gain (loss)                                           371,386

Paid-in-capital applicable to 23,257,060
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         545,062

NET ASSETS                                                        $  930,147
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    39.99
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/99

Investment Income (Loss)

Income
  Interest (including $2,319
  from affiliated companies)                                       $   2,332
  Dividend                                                               899

  Total income                                                         3,231

Expenses
  Investment management                                                3,144
  Shareholder servicing                                                  923
  Custody and accounting                                                 105
  Prospectus and shareholder reports                                      94
  Registration                                                            81
  Legal and audit                                                         11
  Directors                                                                7
  Miscellaneous                                                            4

  Total expenses                                                       4,369
  Expenses paid indirectly                                                (1)

  Net expenses                                                         4,368

Net investment income (loss)                                          (1,137)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          78,879
  Foreign currency transactions                                          (45)

  Net realized gain (loss)                                            78,834
  Change in net unrealized gain or loss on securities                283,821

Net realized and unrealized gain (loss)                              362,655

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $  361,518
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                    Year
                                                   Ended
                                                12/31/99            12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                 $  (1,137)          $    (732)
  Net realized gain (loss)                        78,834               8,185
  Change in net unrealized gain or loss          283,821              44,012

  Increase (decrease) in net
  assets from operations                         361,518              51,465

Distributions to shareholders
  Net realized gain                              (65,787)             (9,007)

Capital share transactions *
  Shares sold                                    484,784             143,977
  Distributions reinvested                        59,343               7,242
  Shares redeemed                               (155,799)            (81,502)

  Increase (decrease) in net
  assets from capital
  share transactions                             388,328              69,717

Net Assets
Increase (decrease) during period                684,059             112,175
Beginning of period                              246,088             133,913

End of period                                  $ 930,147           $ 246,088
                                               -----------------------------

*Share information
  Shares sold                                     15,813               7,065
  Distributions reinvested                         1,628                 364
  Shares redeemed                                 (5,100)             (4,209)

  Increase (decrease) in
  shares outstanding                              12,341               3,220

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
                                                           December 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 13, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $523,464,000 and $251,571,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------

     Undistributed net investment income                           $1,137,000
     Undistributed net realized gain                               (1,137,000)

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $594,045,000. Net unrealized gain aggregated $371,386,000 at period-end, of which $372,116,000 related to appreciated investments and $730,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $469,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $803,000 for the year ended December 31, 1999, of which $81,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $2,319,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Media & Telecommunications Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $20,022,000 from short-term capital gains,

o $45,765,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $788,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F21-050  12/31/99